UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Ryerson Inc.

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Filed by: Ryerson Inc.

Pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Ryerson Inc.

Commission File No. 001-09117

On August 8, 2007, representatives of Ryerson Inc. will deliver a presentation to Institutional Shareholder Services (“ISS”). A copy of material that will be used in the presentation to ISS is set forth below.

Investor Presentation Regarding Upcoming Events • Election of Directors: August 23, 2007 • Stockholder Vote on Sale to Platinum Equity: Anticipated in Fourth Quarter of 2007 August 7, 2007

Safe Harbor Provision
During this presentation, we will make forward-looking statements subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, the volatility in metals demand and prices, the cyclicality of the various industries the company serves, and other risks described in reports filed with the SEC. We assume no obligation to update the information provided in this presentation.

Proxy Solicitation
Important Information
In connection with its proposed merger with an affiliate of Platinum Equity, LLC, Ryerson plans to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to stockholders of Ryerson.
Stockholders of Ryerson are urged to read the proxy statement relating to the merger and other relevant materials when they become available because they will contain important information about the merger and Ryerson.
Security holders may obtain a free copy of the proxy statement and any other relevant documents
(when available) that Ryerson files with the SEC at the SEC’s web site at http://www.sec.gov. The definitive proxy statement and these other documents may be accessed at www.ryerson.com or obtained free from Ryerson by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621
West 15th Place, Chicago, IL 60608.
Certain Information Regarding Participants
Ryerson, its directors and executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed merger.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in the
Company’s proxy statement in connection with its 2007 annual meeting of stockholders, which was filed with the SEC on July 31, 2007. To the extent holdings of the Company’s equity securities have changed since the amounts reflected in such proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Use of non-GAAP
Financial Information
The Company uses the LIFO method of inventory accounting in the
U.S., which results in a better matching of costs and revenues than the FIFO method. To supplement its consolidated condensed financial statements presented on a GAAP basis, the company has provided certain non-GAAP financial measures, in some cases adjusted to reflect the effects of valuing inventory on a FIFO basis. While FIFO is an acceptable inventory valuation method under U.S. GAAP, the presentation of FIFO basis financial information is considered non-
GAAP financial information as the company applies LIFO inventory valuation for its financial reporting purposes.  A reconciliation of the adjustments from GAAP financial measures to non-GAAP financial measures is contained in the addendum to this presentation and may be accessed at
www.ryerson.com.
This non-GAAP financial
information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP.
Ryerson believes that providing these non-GAAP financial measures in addition to the related GAAP measures better enables investors to understand the company’s operating performance and also facilitates comparisons of Ryerson’s operating performance with the
performance of other companies in the industry, many of which value inventories on a FIFO basis (in whole or part).

Background
• Ryerson is party to a sale agreement with Platinum Equity, anticipated to go to a stockholder vote in 4Q2007
• The current Board, after an exhaustive and public auction
process, strongly supports this sale over any other option
available, including remaining independent
• There is an election of Directors scheduled prior to the
stockholder vote on the merger
• Harbinger seeks to gain control of a new board, effectively changing control of the Board and the company for no premium
• There is uncertainty regarding Harbinger’s position on the sale.
A Harbinger controlled Board could change its recommendation allowing termination (by buyer or seller) of the deal and denying stockholders the right to vote on the deal

Agenda
•
Overview of Metal Service Center Industry and Ryerson
–
Ryerson: Performance has been strong vs. competition
–
Harbinger: Operating criticisms are unfounded
• Annual Election of Directors
– Ryerson: Well governed by its independent directors and achieves high
ISS governance ratings
– Harbinger: Has not put forth their own strategic plan (supports
Ryerson’s), operating plan or management team and presents
unqualified directors
– On a change in control, current financings accelerate; there is no
Harbinger plan to refinance in an uncertain credit market
• Sale of Ryerson to Platinum Equity
– Right time to sell given current financial performance and cyclical nature of industry
– Board’s process was thorough and unbiased in achieving the highest available price
– Price is a good and fair deal for stockholders compared to other options

Role of the Metals Service Center Industry
~30%
OEM’S
• Appliances
• Transportation
• Construction equipment
• Office equipment
• Agricultural equipment
Fabricators
Domestic
steel, ~80%
End users
Metals Service Center Industry
~70%
Imported
steel, ~20%
Market Size: $120 Billion (Purch. Mag.)
Products: Carbon, Stainless, Aluminum
Forms: Flat products, Plates, Bars, Tubing
Processes: Fabrication, Cutting to length,
slitting, burning, tolling
Fragmented
>3,000 North America participants
Integrated
metal mills
Mini mills
Ryerson is a market leader
2006 sales of $5.9 billion
1H07 sales of $3.3 billion
97 facilities/66 market areas

Post 1999 – Strategic Actions Taken to
Improve Ryerson’s Performance
Cost Reductions
• Reduced headcount and capacity by 1/3—closed or downsized 26 facilities
• Centralized and streamlined back room
• Radically flattened and streamlined organization
• Froze pension plan
• Outsourced logistics
Sourcing
• Strategic sourcing to consolidate and leverage buy with most capable mills
Organizational Structure and Management Processes
• Simplified many basic business practices
• Implemented on-line account profitability system
• Brought talented and experienced outsiders into key positions
• Realigned incentive compensation system
• Substantially upgraded all online information systems
• Selected SAP as a new IT platform and began conversion process
Growth
• Multiple acquisitions to build stronger competitive positions
Focus on operational efficiencies and building a platform for growth

1999 – 2004: (Pre-Integris Acquisition)
Results of Restructuring Improve
Ryerson Performance
1999 2004
Square footage
Employees (year end)
Tons shipped per employee
Number of suppliers
Annualized fixed-cost savings
8.1mm
3,574
824
52
$85mm
11.5mm
5,054
663
150+
—

2005: Acquisition and Integration of  Integris
Further Improves Financial Performance and
Competitive Position
• Closed January 4, 2005 for $644MM
– Paid 6.3x LTM EBITDA for highly strategic acquisition
– Immediately accretive
• 2004 sales of $2.0 Billion
• By far the largest of a series of acquisitions focused on
improving competitive positions in key product lines
• Annualized cost savings of $60MM by Y/E 2007
– $50MM achieved by June 30, 2007
• Strengthened resulting management team-best of the best from both companies in all positions
Coupled with prior restructuring, creates a company with strong competitive positions and superior financial performance

Ryerson’s Strategic Programs have
Demonstrated Strong Sales Growth…
$2,783
$5,909
$3,281
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
1997-1999 2006 2007- 6 mons
Sales
• Poor competitive positions
• High overhead Structure
• Outdated IT infrastructure
• Restructured
• Strong product positions
• State of the art IT infrastructure
• Track record of results

Through Implementation of its Strategic
Programs, Ryerson Became One of the Leading
Public Metal Service Center Companies…
$0.6
$0.8 $0.9
$0.9
$1.0
$1.2
$1.3
$1.8 $1.8
$2.7
$3.0
$5.9
$5.7
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
2006 Revenue

…And Has Steadily Improved Financial
Returns Relative to Competitors
Initiatives
$85mm Restructuring
$50mm of annualized
synergies from
Integris acquisition
Source: Company reports
Notes:
1    Calculated as tax-effected FIFO EBIT/average invested capital
2    Includes A.M. Castle, Central Steel & Wire, Earle M. Jorgensen, Gibraltar Industries, Olympic Steel, Metals USA, Novamerican, PNA Group, Reliance Steel & Aluminum,
Russel Metals, Samuel Manu-Tech, Shiloh Industries, Steel Technologies and Worthington Industries
Consolidated over 20 locations
Centralized shared services (credit, IT, accounting,
purchasing, HR)
Increased local accountability for customer service
Strategic sourcing
Created backbone for future acquisitions—J&F
Steel (2004), Integris Metals (2005) and Lancaster
Steel (2006)
Supplier leverage
Reduced overhead
Consolidated 5 service
centers
After Tax Return on Invested Capital
1
(LIFO companies adjusted to FIFO)
Sale of Inland Steel
Acquired Thypin Steel,
Washington Specialty Metals
and Cardinal Metals
(7.0)
(4.0)
(1.0)
2.0
5.0
8.0
11.0
14.0
17.0
20.0
23.0
26.0
1998 1999 2000 2001 2002 2003 2004 2005 2006
1H
2007
RYI Peers²
Post-
Restructuring
Pre-
Restructuring
10.0
15.1
12.2
6.3
12.0
11.9
9.7
13.1
15.8
11.9
0.0
3.0
6.0
9.0
12.0
15.0
18.0
10-Year 5-Year 3-Year 1-Year
Average
RYI Peers²
1H 2007

FIFO
After Tax ROIC (%)

After Tax ROIC (%)

RYERSON

…And Financial Performance 1H07
Beats 75% of Public Competitors
After Tax  ROIC 2006
1H 2007
Source: Company Reports
Note: Calculations are adjusted to FIFO when  necessary. Reference set of companies based on Harbingers reference set, per 13D Filing
5.8
9.6
11.2
11.9
12.1
12.2
12.8
14.0
17.6
18.4
20.9
0
2
4
6
8
10
12
14
16
18
20
22
SHLO ROCK MUSA SMT WOR RYI TONS ZEUS RUS CAS RS
4.4
5.5
8.2
8.4
8.8
10.3
10.5
11.1
12.0
16.4
20.2
0
2
4
6
8
10
12
14
16
18
20
22
SHLO ROCK WOR TONS SMT MUSA ZEUS RUS RYI RS CAS

Improving Performance Has Also Been
Reflected in Ryerson’s Stock Price
Peers include: A.M. Castle, Gibraltar, Novamerican
Olympic, Reliance, Russel, Samuel Manu-Tech, Shiloh Industries, Steel Technologies and Worthington: market cup weighted
0
50
100
150
200
250
300
350
Dec-03 Jul-04 Feb-05 Aug-05 Mar-06 Sep-06
Ryerson Peers S&P 500 $34.50
Transaction w/Platinum Price = $34.50
Price = $25.09
Dec-06

Harbinger’s Critique of Ryerson’s
Operating Performance is Flawed
Harbinger claims
• Ryerson underperforms its competitors on 3 specific financial measures: gross margin %, EBITDA %
and inventory turns, however…
The facts are:
• Gross margin % is not a good comparable measure: competitors have different product and customer mix:
– Product Mix – a ton of stainless steel or aluminum sells for a multiple of a ton of  carbon flat roll steel;  the mark-up gross margin percentage is lower, but the gross profit dollars per ton is much higher for  stainless and aluminum
– Customer Type - Program account versus transactional – Ryerson has a higher proportion of large OEM program account customers – larger orders, more gross profit dollars, but lower percentage margin
– Toll processing - the processor is paid a “toll” to process the material. Low sales dollar, but no material cost, and thus high gross margin percentage
• EBITDA % is not a good comparable measure;
– Ignores asset intensity and working capital management that differ across competitors
• Harbinger did not adjust to a comparable inventory accounting method for peers - LIFO
vs. FIFO generate very different results, particularly in a period of rapidly changing prices
• FIFO ROIC% adjusts for all these differences
Return on Invested Capital with comparable inventory accounting is the best measure of financial performance.  On this measure,
Ryerson outperforms most of the peers selected by Harbinger

Additionally, Harbinger’s Criticism of
Inventory Management is Not Supported
by the MSCI’s Inventory Turn Data…
Note:
1      Calculated as cost of goods sold (adjusted for LIFO impact) divided by average inventory over the period (adjusted for LIFO reserve) for Ryerson; MSCI inventory turns calculated as shipments divided by average inventory over period; see addendum for detailed assumptions and reconciliation to GAAP results
3.2
3.4
3.6
3.8
4.0
4.2
4.4
4.6
4.8
5.0
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 YTD
(6 months)
Ryerson Metal Service Center Institute
3.8
Average
3.7

…And Ryerson has been Improving
its Inventory Management Faster Than
MSCI Comparables Since Mid 2006
Days Sales in Inventory
88
110
121
88
86
85
105
122
100
96
50
60
70
80
90
100
110
120
130
6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007
Ryerson MSCI
Note: Calculated using Inventory level (in tons)
as of date indicated above divided by average
daily shipments (annualized shipments / 365)

Agenda: Annual Election of Directors
• Overview of Metal Service Center Industry and Ryerson
– Ryerson: Performance has been strong vs. competition
– Harbinger: Operating criticisms are unfounded
•
Annual Election of Directors
–
Ryerson: Well governed by its independent directors and achieves high ISS governance ratings
–
Harbinger: Has not put forth their own strategic plan (supports
Ryerson’s), operating plan or management team and presents
unqualified directors
–
On a change in control, current financings accelerate; there is no
Harbinger plan to refinance in an uncertain credit market
• Sale of Ryerson to Platinum Equity
– Right time to sell given current financial performance and cyclical nature of industry
– Board’s process was thorough and unbiased in achieving the highest available price
– Price is a good and fair deal for stockholders compared to other options

Ryerson is Well-Governed by its
Independent Directors
• Five of the ten independent board members were newly elected in the last four years: Longer tenure directors understand historical perspective, shorter tenure brings new insights, questions and debate
• Directors are accomplished executives with significant public board and executive management experience
• Board members have a variety of backgrounds in core areas
relevant to operations, including complex multi-location service businesses, finance, marketing, technology, M&A and International
• Board closely monitors implementation of strategy and operational results
• Compensation and Audit committees comprised solely of
independents

Ryerson is Well-Governed by its
Independent Directors (cont’d)
• Lead Director works closely with management to set
Board agendas
• Independent directors meet in executive session at
every meeting without management
• Board is actively involved in guiding the direction of the company: Integris acquisition, international expansion,
leadership development, etc.
• On ISS Governance Rating, Ryerson outperformed
96.6% of the companies in the S&P 500 and 94.3%
of the companies in the materials group
• Individual directors’ biographies follow

JAMESON A. BAXTER Director since 1999
•
President of Baxter Associates, Inc., since 1986.
• Vice President and Principal of Regency Group, Inc.,
1989 to 1992
•
Vice President of The First Boston Corporation,
1975 to 1986
•
Director of The Putnam Funds; Chairman of
Contract Committee and member of the Marketing
Committee, Brokerage Committee, Board Policy and
Nominating Committee, and Executive Committee.
•
Previously served on Boards of Directors of Banta
Corporation
and Avondale Financial Corp.
RICHARD G. CLINE Director since 1996
•
Chairman of Hawthorne Investors, Inc., since 2000
•
Chairman of Hussmann International, Inc.,1998 to 2000.
• Chairman of the Board and Chief Executive Officer of
NICOR,
Inc.,
1986 to 1995.
•
Chairman, President and Chief Executive Officer of Jewel
Companies,
Inc.,
1984 to 1986.
• Director of PepsiAmericas, Inc.; Chair of the Management
Resources and Compensation Committee; member of
Affiliated Transactions Committee and Governance,
Finance and Nominating Committee.
•
Chairman and a trustee of Northern Institutional Funds,
and Northern Multi-Manager Funds.
•
Past Chairman of the Federal Reserve Bank of Chicago.
•
Previously served on Boards of Directors of Jewel
Companies,
Inc.,
Whitman Corporation and Kmart
Corporation.
RUSSELL M. FLAUM Director since 2004
•
Executive Vice President of Illinois Tool Works, Inc.,
overseeing the $3 billion Global Industrial Packaging
Systems business, since 1992; Vice President of
Marketing, 1986 to 1992.
• President of Signode Corporation, 1990 to 1992.
•
Previously served on Board of Directors of Quanex
Corporation.
JAMES A. HENDERSON Director since 1996
Lead Director
•
Chairman and Chief Executive Officer of Cummins Inc.,
1995 to 1999; Executive Vice President, President and
Chief Operating Officer, 1975 to 1995.
•
Lead Director of AT&T Inc.; Chair of the Human
Resources Committee and member of the
Finance/Pension Committee and the Executive Committee.
•
Director of Nanophase Technologies Corporation; Chair
of Nominating Committee and member of the
Compensation and Governance Committee.
•
Previously served on Boards of Directors of International
Paper Co., Rohm and Haas Company, SBC
Communications Inc., Championship Auto Racing
Teams, Inc., Ameritech Corporation and Cummins
Engine Company, Inc.

GREGORY P. JOSEFOWICZ Director since 1999
• Chairman, President and Chief Executive Officer of
Borders Group,
Inc.,
2002 to 2006; President and Chief
Executive Officer, 1999 to 2002.
•
President of Albertson’s, Inc.,
Midwest Region 1999 to
2002.
• Chief Executive Officer of the Jewel-Osco division of
American Stores
Company,
1997 to 1999.
•
Director of PetSmart, Inc.; member of Compensation
Committee and Corporate Governance Committee.
•
Director of Winn-Dixie Stores, Inc.; member of Audit
Committee.
•
Previously served on Boards of Directors of Spartan
Stores Inc. and Borders Group, Inc.
JAMES R. KACKLEY Director since 2007
• Private investor.
•
Public accountant for Arthur Andersen, 1963 to 1999.
• Audit partner, 1974 to 1999.
•
Chief Financial Officer for Andersen Worldwide.
•
Adjunct professor at the Kellstadt School of
Management at DePaul University.
•
Director of PepsiAmericas, Inc.; member of the
Compensation and Audit Committees, and Audit
Committee financial expert.
•
Director of Herman Miller, Inc.; Chairman of Audit
Committee and Audit Committee financial expert.
DENNIS J. KELLER Director since 2005
• Non-executive Chairman of the Board of DeVry Inc., since
2006; Executive Chairman of the Board, 1987 to 2006;
Chief Executive Officer, 1987 to 2002 (DeVry was
purchased by Keller from Bell & Howell in 1987); Co-Chief
Executive Officer,  2002 to 2004.
•
Co-founder of Keller Graduate School of Management,
1973; Chairman of the Board and Chief Executive Officer
from 1973 to 1987.
•
Director of Nicor Inc.; Chair of the Compensation
Committee.
MARTHA MILLER DE LOMBERA Director since 2004
• Vice President and General Manager—Latin American
North Market Development Organization of the Procter &
Gamble
Company;
various executive positions, 1976 to
2001.
•
Director of Wal-Mart de Mexico, S.A. de C.V.
• Director of Nationwide Financial Services,
Inc.;
member
of Finance Committee.
• Director of Sally Beauty Holdings,
Inc.;
member
Compensation Committee and Nominating and
Governance Committee.

NEIL S. NOVICH Director since 1996
• Chairman, President and Chief Executive Officer of the
Company since 1999.
•
Former Head, Distribution and Logistics Practice, Bain &
Company.
•
Director of W.W. Grainger, Inc.; Member of Board Affairs
and Nominating Committee and  Compensation
Committee.
JERRY K. PEARLMAN Director since 1996
•
Chairman of Zenith Electronics Corporation; Chief
Executive Officer, 1983 - 1995.
• Director of Nanophase Technologies Corporation;
Chairman of Compensation and Governance Committee
and member of Audit and Finance Committee.
•
Director of Smurfit Stone Container Corporation;
Chairman of Audit Committee and member of
Compensation Committee.
•
Previously served on Board of Directors of  Royal
Packaging Industries Van Leer, N.V and First Chicago
Corporation.
ANRÉ D. WILLIAMS Director since 2004
•
President—Global Commercial Card, American Express
Company;
Executive Vice President—U.S. Commercial
Card,  2003 to 2007; Senior Vice President—U.S. Middle
Market,  2000 to 2003,Vice President/General Manager—
Western Region, Corporate Services, 1999 to 2000, Vice
President—Acquisition and Advertising, 1996 to 1999; and
Director—New Product Development from 1994 to 1996.

The Board has Ensured that Management
Incentive Compensation is Aligned with
Stockholders
Short- and long-term incentive plans:
– Annual incentive tied to OROOA (operating return on operating assets);
no payout if minimum thresholds are not met
– Corporate staff: Tied to corporate performance
– Target set by Compensation committee based on business plan and industry conditions
Long-term incentive
– Paid in performance shares, not options
– Tied to 4-year return on net assets (no payout if minimum thresholds are not met)
– Compensation committee sets target above median performance of cyclical industries
Designed to pay for performance and create long-term value
– Incentive pay represents nearly one-half of executives’ total target compensation
Stock ownership guidelines in place

Giving Harbinger Control Will Not
Provide Adequate Governance for
Stockholders
• Harbinger’s criticism of Ryerson’s “under performance” is
rebutted when results are measured with appropriate metric
(ROIC%) and accounting. Additionally, the accusation of below industry inventory management is inconsistent with the MSCI
data
• Electing Harbinger’s nominees hands over control to a single stockholder without providing stockholders any control premium
• Neither Harbinger nor its nominees have proposed any
strategic direction or plans of any kind.  In fact, Harbinger stated
“Ryerson’s long-term strategy to simultaneously improve cost structure and productivity and expand its customer base while remaining a leader in a consolidating industry is the right one”*
• Additionally, no plan for day-to-day management and no
financing plan has been disclosed (financings accelerate on a change in control)
*Press Release of January 2, 2007

27 Harbinger Has Stated No Strategic Plan for
Day-to-Day Management, Even While Asking
to be Given Control of the Company…
…In fact, Harbinger’s Proxy States:
The HCP Nominees stand committed to pursuing and implementing strategies for enhancing stockholder value and restoring public confidence and support in the Company.
However, there can be no assurance that
the actions the HCP Nominees intend to take will be implemented if they are elected or the HCP Nominees will improve the Company’s business or prospects or otherwise enhance stockholder value.
Your
vote to elect the HCP Nominees does not constitute a vote in favor of any value-enhancing plans of the HCP Funds for the Company.
Neither the
HCP Funds nor, to the knowledge of the HCP Funds, any other
person on behalf of the HCP Funds has made or undertaken any analysis or reports as to whether stockholder value will be maximized as a result of the solicitation
described in this proxy statement or
obtained reports from consultants or other outside parties as to whether the proposals presented herein would have an effect on stockholder value.
There can be
no assurance that stockholder value will be maximized
as a result of this solicitation or the election of the HCP Funds Nominees.
Source: Harbinger Proxy, filed August 7, 2007, page 18

Background on Harbinger’s Nominees
Nominees Background
Keith Butler Interlocking director with Davis at Atlas Air*
Eugene Davis Extensive previous experience on Harbinger Boards
Serves on seven public company boards and numerous
private company boards
Interlocking director with Butler at Atlas Air *
Former interlocking director with Morris and Dienst at
MUSA
Daniel Dienst Interlocking director with Davis and Morris at MUSA
Interlocking directorship with Morris at Metal Management
Richard Kochersperger No experience as a public company director
No metals industry experience
Larry Liebovich No experience as public company independent director
Direct industry experience with very small independent
competitor purchased by Reliance. Liebovich did not hold
any senior positions at Reliance
Gerald Morris Former interlocking director with Dienst & Davis
Interlocking directorship with Dienst at Metal Management
Allen Ritchie No experience as public company independent director
*Harbinger is largest stockholder of Atlas Air

Harbinger Suggests That Their Nominees Will
Improve the Sale Transaction Process.  Let’s
Look at Their Record —
• CEO holds meetings with several private equity funds including Apollo (pg. 14)
• Apollo approaches CEO to express interest in pursuing a transaction with MUSA (pg. 14)
• Board enters confidentiality agreement with Apollo (pg. 14)
• Board decides not to conduct an auction (pg. 15)
• Apollo indicates transaction predicated on CEO remaining with surviving company (pg. 16)
• CEO begins negotiating employment agreement with Apollo (pg. 17)
• Apollo informs MUSA Board that CEO employment agreement is executed (pg. 21)
• Board approves transaction (pg. 21)
• Compensation Committee of MUSA recommends $500,000 bonus to Dienst on completion of transaction (pg. 21)
• Company agrees not to “initiate, solicit, encourage or facilitate any inquiries with respect to, or the making of, an acquisition proposal” (pg. 73)
Result: MUSA sold to Apollo for 4X EBITDA with no auction process or go shop
Nov. 04
Jan. 05
Feb. 05
March 1, 05
March 15, 05
Wk of April 11
May 14
May 18
May 18
Metals USA Directorship of Davis, Dienst and Morris:
Sale to Apollo in November 2005*
*Proxy filed September, 2005
Merger
Agreement

• Harbinger claims its nominees have more relevant industry experience.
Three (Dienst, Davis, Morris) were directors of Metals USA (MUSA), from
October 2002 through November 2005, a Ryerson competitor and one of the peers selected by Harbinger
• These nominees joined the MUSA board following its bankruptcy filing and stayed through MUSA’s re-emergence as a public company and its eventual purchase by Apollo. However, the charts on the next page show that the performance of MUSA under Dienst, Davis and Morris lagged
Ryerson and continues to lag today:
– On a ROIC % basis, MUSA lagged Ryerson throughout the period
– Ryerson inventory turns exceed MUSA throughout the period
• Additionally, the MUSA board and Dienst, Davis and Morris approved the sale of MUSA to Apollo for a price multiple of 4x EBITDA, one of the lowest price multiples for a comparable sale transaction in the service center industry and well below the average
• Though Harbinger is highly critical of Ryerson’s board oversight in this area, these Harbinger nominees have a poor track record
Giving Harbinger Control Will Not
Provide Adequate Governance for
Stockholders (cont’d)

Ryerson/MUSA Relative Performance
ROIC
1
Inventory Turns
2
Source:   Company reports
Notes:     Ryerson adjusted for LIFO
1 Calculated as EBIT plus earnings from equity in affiliates, divided by the average invested capital (total debt + minority interest + preferred stock + shareholders’ equity)
over the period
2    Calculated as COGS adjusted to exclude LIFO gain or loss divided by the average at current value over the period
(5)
0
5
10
15
20
25
30
2002 2003 2004 2005 2006 1H2007
Ryerson Metals USA
Average = 10.3
Average = 9.1
2.5
3.0
3.5
4.0
4.5
5.0
2002 2003 2004 2005 2006 1H2007
Ryerson Metals USA
Average = 3.7
Average = 3.4

Reject Harbinger Slate
• Harbinger has stated no plan as to what they would to do
– Operating plan
– Strategic plan
– Financing plan
Shareholders have a right to know what Harbinger would do differently if they gain control of the Board
• They have not stated their position on the Platinum merger agreement. Stockholders have a right to know their position before they vote on the Board
• A vote for Harbinger’s slate surrenders control without Harbinger paying a control premium, having bought approximately 10% of the stock at prices ranging from $20.07 to $23.53
• We believe Harbinger’s nominees are not qualified – lack necessary experience with large, complex public companies with international investments and poor performance of MUSA and a questionable sale process to Apollo
• Ryerson’s results prove the strategy and the current Board’s oversight is working
• Ryerson’s stockholders have been rewarded with above market returns
We ask for your support for the Company’s
nominees in the upcoming stockholder vote

Agenda: Sale of Ryerson to Platinum
Equity
• Overview of Metal Service Center Industry and Ryerson
– Ryerson: Performance has been strong vs. competition
– Harbinger: Operating criticisms are unfounded
• Annual Election of Directors
– Ryerson: Well governed by its independent directors and
achieves high ISS governance ratings
– Harbinger: Has not put forth their own strategic plan (supports
Ryerson’s), operating plan or management team and presents
unqualified directors
– On a change in control, current financings accelerate; there is no
Harbinger plan to refinance in an uncertain credit market
•
Sale of Ryerson to Platinum Equity
–
Right time to sell given current financial performance and
cyclical nature of industry
–
Board’s process was thorough and unbiased in achieving
the highest available price
–
Price is a good and fair deal for stockholders vs. compared
to other options

Events Leading up to Decision to
Review Strategic Alternatives
• Ryerson’s financial performance has improved continuously over time relative to competitors; in 1H07 outperforms 8 out of 10 public competitors
• Harbinger, as a major stockholder, sought a change in control of the company at the Board level; this change in control would not reflect any premium for other stockholders
• Ryerson’s stock price rose rapidly after Harbinger’s filing due to increased market focus leading the Board to consider whether Ryerson’s future value could be delivered to stockholders today through alternatives such as a stock buy-back, sale, partial sale, or leverage recap
• A review of options such as stock buybacks, leverage recaps and partial sales led the Board to conclude that these provide no substantial additional value to stockholders and would likely over-leverage the Company, particularly in a recession
• Based on this set of circumstances the Board elected to evaluate the company’s strategic plan vs. a complete sale considering a variety of factors:
– Was this the right time to sell?
– What is the best price that could be achieved?
– Is this price a better value for stockholders than simply implementing the strategic plan?

1/1/2003 12/2/2003 11/2/2004 10/3/2005 9/4/2006 8/6/2007
5.00
10.00
15.00
20.00
25.00
30.00
35.00
40.00
45.00
50.00
Key Events vs. Ryerson Stock Price
Source:  FactSet, Company reports, Factiva
12/13/06
Harbinger files 13-D
re 9.7% holding
1/2/07
Harbinger proposes
slate of 7 directors
2/14/07
Ryerson announces Q4 ‘06 and
FY2006 results, and exploration of
strategic alternatives
5/2/07
Ryerson reports
Q1 results
4/07
Rumors circulate
regarding potential sale
and possible price
7/24/07
Ryerson
announces sale
to Platinum
Equity
(2005 Average Price = 16.84)
(2006 Average Price = 25.39)
(2004 Average Price = 14.25)
Platinum Offer = $34.50/share
8/1/07
Ryerson reports
record Q2 ’07
results
(2003 Average Price = 8.03)

The Board Followed a Deliberate and
Exhaustive Process to Determine the
Best Outcome for Stockholders
I. Review the company’s current strategic plan
•
Historical performance
•
Impact of cyclicality and future performance under
various scenarios
•
Execution risks
II. Determine whether this is a good time to sell
• Position in industry cycle
• Portion of operational improvements already achieved
III. Conduct a thorough, unbiased and public auction
to attain the highest available price
IV. Compare the best sale price attainable with the
value embedded in the company's strategic plan

Historical Financial and Business
Performance
Historical Fiscal Year Ended December 31,
1,2
LTM
(US$mm, unless otherwise noted)
1998A 1999A 2000A 2001A 2002A 2003A 2004A 2005A 2006A 6/30/07
Tons Shipped (000s) 3,108 3,333 3,339 2,817 2,610 2,553 2,821 3,499 3,292 3,190
Revenue
2,783 2,764 2,862 2,244 2,097 2,189 3,302 5,781 5,909 6,234
Gross Profit
626 632 570 352 367 358 489 883 854 917
Operating Expenses
503 501 502 374 353 337 383 658 671 669
EBIT (Excl. One-Time Items)
4
90 99 36 (54) (12) 10 98 209 167 208
Reported Net Income
544 56 (30) (60) (97) (14) 56 98 72 83
Depreciation & Amortization
33 32 32 32 25 24 21 39 40 40
LIFO Adjustment
(41) (8) (22) (31) 29 22 274 (62) 189 206
ROIC (%)
5
3.6 6.1 0.9 (6.5) 1.7 3.1 25.7 6.9 12.2 14.3
EPS (Diluted)
6
0.99 1.56 (1.03) (2.47) (3.86) (0.56) 2.18 3.78 2.50 2.81
Inventory
501 543 568 410 494 501 607 834 1,129 791
LIFO Reserve
71 63 41 10 39 61 335 273 504 561
Inventory Turns (x) —Tons Basis
- - - - - - 3.8 4.3 3.2 3.3
Notes:
1   Acquisition of Integris Metals closed on January 4, 2005
2   Summary of acquisitions: 1997 - Cardinal Metals, Omni Metals, Thypin Steel; 1999 - Washington Specialty Metals; 2004 - J&F Steel; 2005 - Integris Metals; 2006 - Lancaster Steel
3   Adjusted for embedded D&A; detailed in Appendix A
4   One-time items detailed in Appendix A
5 Calculated as tax-effected FIFO EBIT / average invested capital (adjusted for tax-affected LIFO reserve)
6   As-reported
3
3
EBITDA (Excl. One-Time Items)
4
FIFO EBITDA (Excl. One-Time Items)
4
123 131 67 (22) 13 34 119 249 248 207
56
82
123
45
(53) 43 392 187 396 454

Ryerson’s Long-Term Strategic Plan
Growth through acquisitions and joint ventures
• Expand acquisition pipeline in specific geographies and product lines
• Fully integrate acquisitions to achieve backroom savings and other operating efficiencies
• Expand international JVs in Mexico, India and China to follow customers offshore
Gain market share organically
• Provide unique capabilities to multi-location / multi-national manufacturers through a specialized sales account team
• Move downstream into high value parts and assemblies
• Add accounts through targeted marketing programs
Continue focus on improving operating efficiencies
• Complete conversion of all service centers to SAP and achieve targeted savings
• Consistently achieve 5 inventory turns
• Continue to implement Six Sigma program to offset inflation
• Expand global metals trading to reduce purchased material costs
• Improve performance at service centers lagging overall company performance

Overview of Projected Cases
     Case I
Projections per Ryerson’s long term strategic plan, but without a recession
Gain market share organically
Additional Growth via acquisitions and new international investments and joint ventures
Continue improving operations
     Case II
Same as projections per Case I, but excludes any growth from acquisitions or new international investments and joint ventures
     Case III
Assumes economic downturn begins in 2008 and continues through 2010 with recovery in 2011
Does not include any growth from acquisitions or new international investments
Expenses are managed more aggressively in conjunction with lower sales volume
Management prepared three financial Cases as follows:

40 Projections: Weighted Average
Scenario
EPS 4.30 5.15                5.80 6.52  7.28
Weighted Average Scenario Based on probability of 33% each for Case I, Case II and Case III
'07-11
($mm except as noted) 2007F 2008F 2009F 2010F 2011F CAGR
Tons (000s) 3,336 3,327 3,474 3,618 3,898 4.0%
Revenue 6,903 6,371 6,580 6,908 7,711 2.8%
EBITDA 323 302 320 346 410 6.1%
EBIT 283 262 280 306 370 6.9%
Net Income 137 145 161 181 226 13.3%
Fiscal Year Ending December 31,

The Board Followed a Deliberate and
Exhaustive Process to Determine the
Best Outcome for Stockholders
I. Review the company’s current strategic plan
• Historical performance
• Impact of cyclicality and future performance under
various scenarios
• Execution risks
II. Determine whether this is a good time to sell
•
Position in industry cycle
•
Portion of operational improvements already
achieved
III. Conduct a thorough, unbiased and public auction
to attain the highest available price
IV. Compare the best sale price attainable with the
value embedded in the company's strategic plan

Tons (000)

Midwest $/Tons Stainless
$/lb. Aluminum
Q1 90
Q4 90
Q3 91
Q2 92
Q1 93
Q4 93
Q3 94
Q2 95
Q1 96
Q4 96
Q3 97
Q2 98
Q1 99
Q4 99
Q3 00
Q2 01
Q1 02
Q4 02
Q3 03
Q2 04
Q1 05
Q4 05
Q3 06
Q2 07

Midwest $ / Ton
Q2 90
Q2 91
Q2 92
Q2 93
Q2 94
Q2 95
Q2 96
Q2 97
Q2 98
Q2 99
Q2 00
Q2 01
Q2 02
Q2 03
Q2 04
Q2 05
Q2 06
Q2 07

RYERSON

Risks to Strategic Plan - External
• Industry is slow growth and cyclical
• Current volume at historic peaks
• Industrial economy recession likely in
any 5 – 7 year period
• Pricing at peak levels
• Pricing drops rapidly in a recession
• Nickel pricing at all-time high in Q2 at
almost $55,000/tonne vs. average of
$25,000 in 2005 – has already fallen to
$35,000 more recently
150
250
350
450
550
650
750
850
Hot Rolled Cold Rolled Carbon Plate
1,000
1,600
2,200
2,800
3,400
4,000
4,600
5,200
5,800
6,400
0.4
0.6
0.8
1.0
1.2
1.4
Stainless Aluminum
150
250
350
450
550
650
750
850
Hot Rolled Cold Rolled Carbon Plate
1,000
1,600
2,200
2,800
3,400
4,000
4,600
5,200
5,800
6,400
0.4
0.6
0.8
1.0
1.2
1.4
Stainless Aluminum
Source: Purchasing Magazine, Bloomberg
Notes:
1     Spot prices include raw materials' surcharges starting in 1st Quarter 2001
2     Prices represent quarterly averages
Metals Pricing
Stainless & Aluminum
Hot Rolled, Cold Rolled & Carbon Plate
Industry
Shipments
30000
40000
50000
60000
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Cagr = 2.0%
MSCI Shipments

Timing is Appropriate to Consider a
Sale
• Industry volume has shown recent declines
• Metal pricing at or near peak and softening
• Many of the benefits of strategic initiatives
have already been realized
• Ryerson already performing better than most
public competitors
Right time to sell at a fair price

The Board Followed a Deliberate and
Exhaustive Process to Determine the
Best Outcome for Stockholders
I. Review the company’s current strategic plan
• Historical performance
• Impact of cyclicality and future performance under
various scenarios
• Execution risks
II. Determine whether this is a good time to sell
• Position in industry cycle
• Portion of operational improvements already achieved
III. Conduct a thorough, unbiased and public
auction to attain the highest available price
IV. Compare the best sale price attainable with the
value embedded in the company's strategic plan

Strategic Process Highlights
• Board met 30 times between January 10 and July 24
– Executive sessions excluding management
– Separate discussions with legal (Skadden Arps) and financial advisors
(UBS)
• Board conducted broad and public auction process
– 55 parties contacted (23 mills, 6 service centers, 26 Private Equity)
– 20 executed Confidentiality Agreements
– 8 indications of interest
– 3 conditional bids (including Platinum)
– 2 additional parties expressed interest in July
– Interested parties had extensive access to management,
comprehensive due diligence material and site visits
• Management conducted presentations to six interested parties.
Extensive access provided to Company data
• Board restricted management discussions concerning employment and compensation with bidders
• Board has met regularly since July 24 to actively monitor go shop period

• Extensive negotiation process conducted by
UBS at the Board’s direction
– Negotiated with Platinum as well as other bidders
– Independent Directors controlled discussions
regarding management continuity
– Extensive effort by UBS to receive the highest offer
possible
– Platinum provided the highest price at $34.50 per
share
– Offer includes a “go shop” through August 18, 2007
and a “no shop” period both with modest breakup
fees
– Platinum offer not contingent on further due
diligence, financing or Ryerson management
employment
Strategic Process Highlights (cont’d)

• Board determined that it was in best interests of
stockholders to accept Platinum offer of $34.50 vs.
remaining an independent company or any other
alternative
– UBS presented its financial analysis to the Board and
delivered a fairness opinion with respect to the $34.50 per
share to be received by the holders of Ryerson's common
stock
• Platinum offer at $34.50
– 15% premium to 2/13 ($30.01) price, the day prior to Board announcing process
– 45% premium to 12/13 ($23.77) price, the day that Harbinger filed its 13D
– 36% premium over the 2006 average price of $25.39
– 22% higher than the average price for any quarter in Ryerson history (prior to start of the strategic initiative process)
• Definitive Merger Agreement signed July 24, 2007
Strategic Process Highlights (cont’d)

This Was The Best Price Available
• Active and public auction process prior to
definitive agreement
• Platinum agreement is not contingent on:
– Due Diligence
– Ryerson management – there are no contracts
with management
– Financing
• Go shop and no shop provisions encourage
superior bids
– At the Board’s direction, UBS is actively taking
advantage of these provisions

The Board Followed a Deliberate and
Exhaustive Process to Determine the
Best Outcome for Stockholders
I. Review the company’s current strategic plan
• Historical performance
• Impact of cyclicality and future performance under
various scenarios
• Execution risks
II. Determine whether is was a good time to sell
• Position in industry operational cycle
• Portion of improvements already achieved
III. Conduct a thorough, unbiased and public auction
to attain the highest available price
IV. Compare the best sale price attainable with the
value embedded in the company's strategic
plan

Historical Trading Multiples Analysis—
EV/LTM EBITDA
Selected Companies
1
Source:  FactSet (not pro forma for any acquisitions)
Notes:
1      Selected companies include A.M. Castle, Novamerican, Olympic, Reliance, and Russel; calculated using the median multiple across peers; excludes Novamerican post announcement of acquisition by Symmetry Holdings
2 LTM as of 6/30/07
3 LTM as of 3/31/07
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07
Average = 5.4x
Offer Value = 7.7x EBITDA²
Offer value = 9.0x EBITDA³

EV/LTM EBITDA (x)
Chapel Steel1/Reliance Steel & Aluminum
Metals USA/Apollo Management
PNA Group/Platinum Equity
Pitts-Des Moines/Reliance Steel & Aluminum
Earle M. Jorgensen2/Reliance Steel & Aluminum
Edgen Corp./Jefferies Capital
Leroux Steel3/Russel Metals
Transtar Metals4/A.M. Castle
Integris Metals1/Ryerson Tull
Novamerican Steel/Symmetry Holdings
Ryerson/Platinum (6/30 LTM)
Ryerson/Platinum (3/31 LTM)

RYERSON

Implied Multiples of Selected Precedent
Transactions
Source: Based on reported financials adjusted for one-time items
1. Annualized 1H2005 results
2. Adjusted for impact of company-owned life insurance plan
3. Normalized financials are average of prior 5 years
4. Annualized 1H2006 results
3.5
4.0
4.9
5.2
5.7
6.0
6.2 6.2
6.3
7.4
7.7
9.0
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
Mean 5.5
Median 5.9

Comparison of Offer to Potential
Future Value of Stock
Current offer compares well to potential future value even
before factoring any execution risk adjustment
Equal Weighted Case
Comparison of PV of Estimated Future Share Price to $34.50 Offer
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
2009 EBITDA basis 2011 EBITDA basis
PV per Share @ 5x EBITDA
PV per Share @ 5.5x EBITDA
PV per Share @ 6x EBITDA
PV per Share @ 6.5x EBITDA
PV per Share @ 7.0x EBITDA
Platinum Offer
PV per share price calculated by
future EBITDA x multiple, less debt,
discounted @ 15% on a diluted share
basis

EV/EBIT EV/EBITDA
CY CY LTM 5-Year
Average
CY CY LTM
7.5
7.1
7.0 to 8.6
10.0
8.6
10.0
8.5
8.4
8.2
7.4 to 9.5
10.2
7.5
10.1
7.4
8.4
8.4
7.5 to 9.5
11.0
11.0
10.9
10.9
5.7
5.6
4.8 to 6.7
7.2
7.2
7.2
7.2
6.5
6.2
5.6 to 7.9
7.8
7.3
7.7
7.3
7.0
6.8
5.9 to 8.6
7.9
6.5
7.8
6.5
7.5
7.7
6.4 to 8.2
9.1
9.1
9.0
9.0
Selected Companies 6
Mean…………………….…….
Median………………….……..
Range………………………....
Ryerson at July 23, 2007 Closing
Price ($34.96) 4
IBES…………….........……….
Weighted Average
Scenario 5………………………………..
Ryerson at merger consideration
price ($34.50)
IBES………………………….…
Weighted Average
Scenario 5………………………………….
2008E 2007E EV/LTM
EBITDA
3
2008E 2007E
1. LTM multiples for all companies are presented as of 3/31/07, based on publicly reported information and adjusted for one-time items.
2. Share prices as of 7/23/07.
3. Excludes multiples greater than 10.0x and lower than 3.0x, which excludes 20.5% of data points; including outliers, peers average multiple is 6.6x,
Ryerson is 10.2x
4. Diluted share count per company management as of 5/31/07.
5. Weighted Average Scenario based on probability weights of 33% each for Case I, Case II, and Case III, as directed by Ryerson management
6. Reliance, Russel, A.M. Castle and Olympic
Selected Publicly Traded Companies in the
North American Service Center Industry 1, 2

Discounted Cash Flow Analysis
• Based on publicly available balance sheet as of
March 31, 2007
• Included cash flows during Q2-Q4 2007 and 2008-2011
based on Weighted Average Scenario
• Assumes discount rates in the range of 11.5% - 14.5%
for enterprise value
• Assumes terminal value multiple in the range of 5.5x –
7.0x
Implied equity value per share range of $27 - $41
before consideration of execution risk

Ryerson’s Long-Term Strategic Plan
Growth through acquisitions and joint ventures
• Expand acquisition pipeline in specific geographies and product lines
• Fully integrate acquisitions to achieve backroom savings and other operating efficiencies
• Expand international JVs in Mexico, India and China to follow customers offshore
Gain market share organically
• Provide unique capabilities to multi-location / multi-national manufacturers through a specialized sales account team
• Move downstream into high value parts and assemblies
• Add accounts through targeted marketing programs
Continue focus on improving operating efficiencies
• Complete conversion of all service centers to SAP and achieve targeted savings
• Consistently achieve 5 inventory turns
• Continue to implement Six Sigma program to offset inflation
• Expand global metals trading to reduce purchased material costs
• Improve performance at service centers lagging overall company performance

Summary
• Ryerson Performance
– Ryerson:  Performance has been strong vs. competition
– Harbinger: Operating criticisms are unfounded
• Ryerson Governance
– Ryerson:  Well governed by its independent directors and
achieves high ISS governance ratings
– Harbinger: Has not put forth their own strategic plan
(supports Ryerson’s), operating plan or management team
and presents unqualified directors
– On a change in control, current financings accelerate; there is no Harbinger plan to refinance in an uncertain credit
market
• Sale of Ryerson to Platinum Equity
– Right time to sell given current financial performance and cyclical native of industry
– Board’s process was thorough and unbiased in achieving the highest available price
– Price is a good and fair deal for stockholders vs. comparison to other options
– Harbinger has not stated its position on the Platinum merger

Ryerson is Asking for Your Support
•
VOTE FOR the Board that proposes to sell to Platinum
Equity
– Right time to sell
– Best deal available
– Good and fair deal for stockholders
•
VOTE FOR the Ryerson Board
– Board has governed Ryerson well
– Harbinger has not demonstrated any valid reason they should be in control of the Board
– Harbinger refuses to take a position on the merger; stockholders have a right to know Harbinger’s position before they vote on the
Board
– Change in board puts Platinum deal at risk
– A Harbinger controlled Board could change the recommendation which would allow either party to terminate, denying stockholders the right to vote on the deal. Why substitute Harbinger’s judgments for all stockholders’ judgment?
– If Harbinger supports the deal, there is no reason to change the
Board. If Harbinger does not support the deal, they have not provided a strategic plan to run the company

Company Confidential End

59 Addendums

Reconciliation of Certain Non-GAAP Items
LTM
($mm) 1997 (1) 1998 (1) 1999 2000 2001 2002 2003 2004 2005 2006 1H 2007 6/30/2007
Operating Profit 133.1       96.0         97.0         (4.1)          (76.0)        (7.9)          3.4           99.7         232.9       183.9       139.3       202.7
Adjustments
+ Gain on Sale of Asset (8.9)          (5.9)          (1.8)          -             (1.3)          (10.9)        -             (5.6)          (6.6)          (21.6)        (2.2)          (2.2)
+ Pension Curtailment Gain (8.9)          -             -             (4.4)          -             -             -             -             (21.0)        -             -             -
+Restructuring & Plant Closure Costs -             -             3.6           27.8         19.4         2.7           6.2           3.6           4.0           4.5           3.4           7.2
+Charge Related to Customer Bankruptcy -             -             -             16.2         -             -             -             -             -             -             -             -
+ Gain on Sales of Company Interests -             -             -             -             3.3           (4.1)          -             -             -             -             -             -
+ Write-Off -             -             -             -             1.0           -             -             -             -             -             -             -
+ Adjustment to Sale of IEMC -             -             -             -             -             8.5           -             -             -             -             -             -
EBIT 115.3       90.1         98.8         35.5         (53.6)        (11.7)        9.6           97.7         209.3       166.8       140.5       207.7
+ Depreciation & Amortization 27.7         33.2         32.1         31.8         31.8         25.0         23.9         21.1         39.2         40.0         19.7         40.0
EBITDA 143.0       123.3       130.9       67.3         (21.8)        13.3         33.5         118.8       248.5       206.8       160.2       247.7
+ LIFO expense (2) (12.7)        (41.4)        (8.0)          (22.0)        (31.3)        29.4         22.1         273.5       (62.0)        189.3       57.0         206.0
FIFO EBITDA 130.3       81.9         122.9       45.3         (53.1)        42.7         55.6         392.3       186.5       396.1       217.2       453.7
- Depreciation & Amortization 27.7         33.2         32.1         31.8         31.8         25.0         23.9         21.1         39.2         40.0         19.7         40.0
FIFO EBIT 102.6       48.7         90.8         13.5         (84.9)        17.7         31.7         371.2       147.3       356.1       197.5       413.7
Source: Company reports, 2001-2005 results restated per 2005 10-K
Notes:
1  Excludes results of Inland Steel Company operations which were sold in 1998
2 1997-2005 LIFO expense assumed equal to change in LIFO reserve year-over-year

Reconciliation of Return on Invested Capital
($mm, unless otherwise noted) 1997 (1) 1998 (1) 1999 2000 2001 2002 2003 2004 2005 2006 1H2007
FIFO EBIT (2) 102.6       48.7         90.8         13.5         (84.9)        17.7         31.7         371.2       147.3       356.1       197.5
Tax-Effected FIFO EBIT (3) 66.7         31.7         59.0         8.8           (55.2)        11.5         20.6         241.3       95.7         231.5       128.4
Average Period Short-Term Debt -             -             -             48.5         48.5         -             -             -             -             -             -
Average Period Current Portion of Long-Term Debt 4.2           3.2           -             71.3         71.3         -             -             -
Average Period Long-Term Debt 260.1       257.0       257.9       179.8       100.7       160.5       243.4       396.3       525.6       865.8       926.0
Average Period Minority Interest 58.7         58.7         29.4         -             -             -             -             -             -             -             -
Shareholders' Equity
    Shareholders' Equity 427.5       563.6       697.8       661.7       554.6       409.1       386.6       439.6       547.8       648.7       742.8
           LIFO Reserve
112.4       71.0         63.0         41.0         9.7           39.1         61.2         334.7       272.7       504.0       561.0
    + Tax-Effected LIFO Reserve (3) 73.1         46.2         41.0         26.7         6.3           25.4         39.8         217.6       177.3       327.6       364.7
FIFO Shareholders' Equity 500.6       609.8       738.8       688.4       560.9       434.5       426.4       657.2       725.1       976.3       1,107.5
Average Period FIFO Shareholders' Equity 473.1       555.2       674.3       713.6       624.6       497.7       430.4       541.8       691.1       851.5       1,035.8
Average Period FIFO Invested Capital 796.1       874.0       961.5       1,013.1    845.0       658.2       673.8       938.0       1,392.8    1,893.4    2,078.5
FIFO Return on Invested Capital (%) 8.4           3.6           6.1           0.9           (6.5)          1.7           3.1           25.7         6.9           12.2         12.0
Source: Company reports, 2001-2005 results restated per 2005 10-K
Notes:
1  Excludes results of Inland Steel Company operations which were sold in 1998
2 See reconciliation on prior page
3 Based on assumed 35% tax rate

Reconciliation of Gross Margin and
Inventory Turns
($mm, unless otherwise noted) 1997 (1) 1998 (1) 1999 2000 2001 2002 2003 2004 2005 2006 1H2007
Revenue 2,804.0    2,782.7    2,763.5    2,862.4    2,243.5    2,096.5    2,189.4    3,302.0    5,780.5    5,908.9    3,281.0
Cost of Goods Sold (2) 2,178.0    2,156.9    2,131.6    2,292.7    1,891.6    1,729.8    1,830.4    2,810.8    4,893.5    5,050.9    2,786.8
+ Depreciation & Amortization Embedded in COGS (3) -             -             -             -             -             -             (12.0)        (10.6)        (19.6)        (20.0)        (9.8)
+ Charge from Change in Method of Applying LIFO 0 0 0 0 0 0 0 0 -9.6 0 0
+ LIFO (Expense)/Benefit (4) 12.7         41.4         8.0           22.0         31.3         (29.4)        (22.1)        (273.5)      62.0         (189.3)      (57.2)
Adjusted FIFO Cost of Goods Sold 2,190.7    2,198.3    2,139.6    2,314.7    1,922.9    1,700.4    1,796.3    2,526.7    4,926.3    4,841.6    2,719.8
FIFO Gross Profit 613.3       584.4       623.9       547.7       320.6       396.1       393.1       775.3       854.2       1,067.3    561.2
FIFO Gross Profit Margin (%) 21.9         21.0         22.6         19.1         14.3         18.9         18.0         23.5         14.8         18.1         17.1
Inventory:
  Inventory 425.7       500.6       543.1       567.9       409.5       493.9       501.1       606.9       834.3       1,128.6    790.8
  + LIFO Reserve 112.4       71.0         63.0         41.0         9.7           39.1         61.2         334.7       272.7       504.0       561.0
FIFO Inventory 538.1       571.6       606.1       608.9       419.2       533.0       562.3       941.6       1,107.0    1,632.6    1,351.8
FIFO Average Inventory 488.8       554.9       588.9       607.5       514.1       476.1       547.7       752.0       1,024.3    1,369.8    1,455.9
FIFO Inventory Turns (x) (5) 4.5 4.0 3.6 3.8 3.7 3.6 3.3 3.4 4.8 3.5 3.7
Source: Company reports, 2001-2005 results restated per 2005 10-K
Notes:
1  Excludes results of Inland Steel Company operations which were sold in 1998
2 2001 and 2002 COGS adjusted by $69.8mm and $61.8MM, respectively, due to 2005 restatement
3 Assumed to be 50% of reported D&A
4 1997-2005 LIFO expense equal to change in LIFO reserve year-over-year
5 Calculated as cost of goods sold (adjusted to exclude LIFO impact) divided by the average inventory over the period (adjusted for LIFO reserve)